May 18, 2017

James E. O’Connor, Esquire
U.S. Securities & Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re: T. Rowe Price International Funds, Inc. (“Registrant”)
  consisting of the following series:
   T. Rowe Price International Bond Fund (USD Hedged)

   T. Rowe Price International Bond Fund (USD Hedged)—Advisor Class

   T. Rowe Price International Bond Fund (USD Hedged)—I Class

  File Nos.: 002-65539/811-2958

Dear Mr. O’Connor:

Pursuant to Section 6 of the Securities Act of 1933, Section 8 of the Investment Company Act of 1940, as amended, and Rule 485(a) under the 1933 Act, we are hereby filing Post-Effective Amendment No. 166 (the “Amendment”) to the Registrant’s Registration Statement on Form N-1A. The Amendment reflects the addition of a new series and classes called the T. Rowe Price International Bond Fund (USD Hedged), T. Rowe Price International Bond Fund (USD Hedged) —Advisor Class, and T. Rowe Price International Bond Fund (USD Hedged)—I Class.

We have not yet obtained NASDAQ ticker symbols, however, once they are received, they will be added to the front cover the prospectus and Statement of Additional Information (the “SAI”). In addition, we will complete the fee table in the summary section of the prospectus in our next filing.

The SAI is the same one used for all T. Rowe Price mutual funds (other than the Variable Insurance Product funds). Certain changes have been made in the text of the SAI to reflect the addition of the new series.

The filing is scheduled to go effective on August 1, 2017.

If you have any questions about this filing, please give me a call at 410-345-6646 or, in my absence, Vicki S. Horwitz at 410-577-5024.

Sincerely,

/s/Brian R. Poole
Brian R. Poole, Esquire